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	OMB Number:	3235-0578
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UNITED STATES	Estimated average burden hours per response . . . . . . . . . . 10.5
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22955

Tekla Healthcare Opportunities Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA		02110
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	12/31/17

Item 1.  Schedule of Investments.

Tekla Healthcare Opportunities Fund

SCHEDULE OF INVESTMENTS

December 31, 2017

(Unaudited)

SHARES		VALUE

	CONVERTIBLE PREFERRED AND WARRANTS (Restricted)(a) (b) - 0.7% of Net Assets

	Biotechnology — 0.6%
2,538,462	BioClin Therapeutics, Inc. Series A	$1,650,000
980,392	BioClin Therapeutics, Inc. Series B	733,333
2,133,333	GenomeDx Biosciences, Inc. Series C	2,602,666
23,299	GenomeDx Biosciences, Inc. Warrants (expiration 10/31/27)	0
		4,985,999
	Health Care Equipment & Supplies — 0.1%
407,078	IlluminOss Medical, Inc. Series AA	407,078
383,470	IlluminOss Medical, Inc. Junior Preferred	383,470
32,792	IlluminOss Medical, Inc. Warrants (expiration 3/31/27)	0
10,942	IlluminOss Medical, Inc. Warrants (expiration 11/20/27)	0
		790,548
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $6,006,706)	5,776,547
	PREFERRED STOCK — 1.4%
	Real Estate Investment Trust — 1.4%
200,000	Welltower Inc.	11,974,000
	TOTAL PREFERRED STOCK (Cost $11,919,596)	11,974,000

	MANDATORY CONVERTIBLE PREFERRED STOCKS - 0.9% of Net Assets

	Pharmaceuticals — 0.9%
5,000	Allergan plc, 5.50% due 03/01/18	2,931,250
13,000	Teva Pharmaceutical Industries Ltd., 7.00% due 12/15/18	4,612,660
	TOTAL MANDATORY CONVERTIBLE PREFERRED STOCKS (Cost $18,000,000)	7,543,910

PRINCIPAL AMOUNT

	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 16.0% of Net Assets

	Convertible Notes — 2.3%

	Biotechnology (Restricted) — 0.0%
$139,799	GenomeDx Biosciences, Inc. Promissory Note, 8.00% due 4/30/2019	139,799
		139,799
	Health Care Equipment & Supplies (Restricted) — 0.0%
131,169	IlluminOss Medical, Inc. Promissory Note, 8.00% due 3/31/2018	131,169
43,770	IlluminOss Medical, Inc. Promissory Note, 8.00% due 12/31/2018	43,770
		174,939

The accompanying notes are an integral part of this Schedule of Investments.

PRINCIPAL AMOUNT		VALUE

	Pharmaceuticals — 2.3%
$13,000,000	Aegerion Pharmaceuticals, Inc., 2.00% due 8/15/19	$10,335,000
7,000,000	Egalet Corporation, 5.50% due 4/01/20	3,333,750
6,900,000	Intercept Pharmaceuticals, Inc., 3.25% due 7/01/23	5,485,500
		19,154,250
	TOTAL CONVERTIBLE NOTES	19,468,988

	Non-Convertible Notes — 13.7%

	Biotechnology — 2.4%
10,000,000	Amgen Inc., 3.63% due 5/15/22	10,353,003
10,000,000	Gilead Sciences, Inc., 2.95% due 3/01/27	9,835,416
		20,188,419
	Health Care Equipment & Supplies — 1.3%
5,000,000	Medtronic, Inc., 3.50% due 3/15/25	5,186,735
6,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 8/15/35	5,914,292
		11,101,027
	Health Care Providers & Services — 8.3%
12,693,000	Acadia Healthcare Company, Inc., 5.13% due 7/01/22	12,724,733
10,500,000	Anthem, Inc., 3.50% due 8/15/24	10,705,158
7,500,000	Encompass Health Corporation, 5.75% due 11/1/24	7,678,125
8,250,000	Express Scripts Holding Company, 6.13% due 11/15/41	10,117,066
9,700,000	HCA Healthcare, Inc., 6.25% due 2/15/21	10,282,000
5,500,000	Tenet Healthcare Corporation, 4.63% due 07/15/24 (c)	5,362,500
10,500,000	UnitedHealth Group Inc., 4.38% due 3/15/42	11,597,662
		68,467,244
	Pharmaceuticals — 1.7%
4,750,000	AstraZeneca PLC, 6.45% due 9/15/37 (e)	6,454,052
780,000	Mallinckrodt International Finance SA, 4.75% due 4/15/23	612,300
5,020,000	Wyeth LLC, 5.95% due 4/01/37	6,730,006
		13,796,358
	TOTAL NON-CONVERTIBLE NOTES	113,553,048
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $137,096,715)	133,022,036

SHARES

	COMMON STOCKS AND WARRANTS - 101.3% of Net Assets

	Biotechnology — 26.5%
277,792	AbbVie Inc.	26,865,264
139,090	Alexion Pharmaceuticals, Inc. (b)	16,633,773
208,000	Amgen Inc.	36,171,200

The accompanying notes are an integral part of this Schedule of Investments.

SHARES		VALUE

	Biotechnology — continued
44,775	Biogen Inc. (b)	$14,263,972
407,584	Celgene Corporation (b)	42,535,466
573,219	Gilead Sciences, Inc.	41,065,409
73,552	Incyte Corporation (b)	6,966,110
185,561	Natera, Inc. (b)	1,668,193
101,241	Pieris Pharmaceuticals, Inc. (b)	764,370
40,496	Pieris Pharmaceuticals, Inc., Series A Warrants (expiration 6/8/21) (a) (b)	156,315
20,248	Pieris Pharmaceuticals, Inc., Series B Warrants (expiration 6/8/21) (a) (b)	89,091
48,392	Puma Biotechnology, Inc. (b)	4,783,549
93,700	Sarepta Therapeutics, Inc. (b)	5,213,468
16,220	United Therapeutics Corporation (b)	2,399,749
134,043	Vertex Pharmaceuticals Incorporated (b)	20,087,684
		219,663,613
	Health Care Equipment & Supplies — 12.0%
687,430	Abbott Laboratories	39,231,630
65,100	Edwards Lifesciences Corporation (b)	7,337,421
358,130	Medtronic plc	28,918,998
55,721	Nevro Corp. (b) (e)	3,846,978
82,288	NuVasive, Inc. (b)	4,813,025
31,500	Stryker Corporation	4,877,460
121,981	Wright Medical Group N.V. (b)	2,707,978
67,800	Zimmer Biomet Holdings, Inc.	8,181,426
		99,914,916
	Health Care Providers & Services — 22.5%
99,300	Acadia Healthcare Company, Inc. (b)	3,240,159
134,007	AmerisourceBergen Corporation	12,304,523
28,953	Anthem, Inc.	6,514,714
114,200	Centene Corporation (b)	11,520,496
45,340	Charles River Laboratories International, Inc. (b)	4,962,463
83,900	Cigna Corporation	17,039,251
109,035	Community Health Systems, Inc. (b)	464,489
248,969	CVS Health Corporation	18,050,252
409,231	Diplomat Pharmacy, Inc. (b)	8,213,266
84,500	Express Scripts Holding Company (b)	6,307,080
53,977	HCA Healthcare, Inc. (b)	4,741,340
115,995	Humana Inc.	28,774,880
105,100	McKesson Corporation	16,390,345
164,500	Tenet Healthcare Corporation (b)	2,493,820
207,078	UnitedHealth Group Inc.	45,652,416
		186,669,494

The accompanying notes are an integral part of this Schedule of Investments.

SHARES		VALUE

	Healthcare Services — 0.7%
34,081	Aetna Inc.	$6,147,872

	Life Sciences Tools & Services — 2.5%
32,400	Illumina, Inc. (b)	7,079,076
71,966	Thermo Fisher Scientific Inc.	13,664,904
		20,743,980
	Medical Devices and Diagnostics — 0.6%
209,100	Boston Scientific Corporation (b)	5,183,589

	Pharmaceuticals — 28.9%
110,370	Allergan plc	18,054,324
256,576	Bristol-Myers Squibb Company	15,722,977
265,945	Eli Lilly & Company	22,461,715
634,932	Johnson & Johnson	88,712,699
846,981	Merck & Co., Inc.	47,659,621
197,760	Mylan N.V. (b)	8,367,226
100,600	Novo Nordisk A/S (e)	5,399,202
811,037	Pfizer Inc.	29,375,760
216,800	Teva Pharmaceutical Industries Ltd. (d)	4,108,360
		239,861,884
	Real Estate Investment Trusts — 7.6%
159,324	LTC Properties, Inc.	6,938,560
709,455	Medical Properties Trust, Inc.	9,776,290
315,922	New Senior Investment Group Inc.	2,388,370
500,721	Omega Healthcare Investors, Inc.	13,789,856
265,336	Physicians Realty Trust	4,773,395
581,714	Sabra Health Care REIT, Inc.	10,918,772
479,604	Senior Housing Properties Trust	9,184,417
15,000	Ventas Realty, LP / Ventas Capital Corporation	377,325
76,246	Ventas, Inc.	4,575,522
		62,722,507
	Real Estate Management & Development — 0.0%
5,323	The RMR Group Inc., Class A	315,654
	TOTAL COMMON STOCKS AND WARRANTS (Cost $814,364,997)	841,223,509

The accompanying notes are an integral part of this Schedule of Investments.

PRINCIPAL AMOUNT

	SHORT-TERM INVESTMENT - 6.9% of Net Assets
$57,209,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $57,209,000, 0.20%, dated 12/29/17, due 01/02/18 (collateralized by U.S. Treasury Notes 3.63%, due 08/15/43, market value $58,357,038)	$57,209,000
	TOTAL SHORT-TERM INVESTMENT (Cost $57,209,000)	57,209,000
	TOTAL INVESTMENTS - 127.2% (Cost $1,044,597,014)	1,056,749,002
	OTHER LIABILITIES IN EXCESS OF ASSETS - (27.2)%	(226,068,619)
	NET ASSETS - 100%	$830,680,383

(a)	Security fair valued. See Investment Valuation and Fair Value Measurements.
(b)	Non-income producing security.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	American Depository Receipt
(e)	Foreign security.

The accompanying notes are an integral part of this Schedule of Investments.

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

(Unaudited)

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last sale price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last sale price as obtained from two or more dealers unless there is only one dealer, in which case that dealer’s price is used.  Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by Tekla Capital Management LLC (the Adviser) using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the determination made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of this Schedule of Investments.

Federal Income Tax Cost

At December 31, 2017, the cost of securities for Federal income tax purposes was $1,045,707,784. The net unrealized gain on securities held by the Fund was $11,041,218, including gross unrealized gain of $103,948,847 and gross unrealized loss of $92,907,629.

Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the period ended December 31, 2017 were as follows:

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

(Unaudited)

(continued)

Affiliated Companies	Beginning Value as of September 30, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sale of Affiliated Companies	Change in Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2017		Shares as of December 31, 2017	Dividend Income from Affiliated Companies	Capital Gain Distributions from Affiliated Companies
BioClin Therapeutics, Inc.	$2,383,333	$—	$—	$—	$—	$2,383,333	*	3,518,854	$—	$—

*Not an affiliate at December 31, 2017.

Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The Independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the levels used as of December 31, 2017 to value the Fund’s net assets. For the period ended December 31, 2017, there were no transfers between Levels 1, 2, and 3. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred and Warrants
Biotechnology			$4,985,999	$4,985,999
Health Care Equipment & Supplies			790,548	790,548
Preferred Stock
Real Estate Investment Trust	$11,974,000		—	11,974,000
Mandatory Convertible Preferred Stocks
Pharmaceuticals	7,543,910		—	7,543,910
Convertible Notes
Biotechnology	—		139,799	139,799
Health Care Equipment & Supplies	—		174,939	174,939
Pharmaceuticals	—	$19,154,250	—	19,154,250
Non-Convertible Notes
Biotechnology	—	20,188,419	—	20,188,419
Health Care Equipment & Supplies	—	11,101,027	—	11,101,027
Health Care Providers & Services	—	68,467,244	—	68,467,244
Pharmaceuticals	—	13,796,358	—	13,796,358
Common Stocks and Warrants
Biotechnology	219,418,207	—	245,406	219,663,613
Health Care Equipment & Supplies	99,914,916	—	—	99,914,916
Health Care Providers & Services	186,669,494	—	—	186,669,494
Healthcare Services	6,147,872	—	—	6,147,872
Life Sciences Tools & Services	20,743,980	—	—	20,743,980
Medical Devices and Diagnostics	5,183,589	—	—	5,183,589
Pharmaceuticals	239,861,884	—	—	239,861,884
Real Estate Investment Trusts	62,722,507	—	—	62,722,507
Real Estate Management & Development	315,654	—	—	315,654
Short-term Investment	—	57,209,000	—	57,209,000
Total	$860,496,013	$189,916,298	$6,336,691	$1,056,749,002

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

(Unaudited)

(continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2017	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of December 30, 2017
Convertible Preferred Stocks
Biotechnology	$5,583,332	$(599,563)	$2,230			$4,985,999
Health Care Equipment & Supplies	0	788,040	2,508			790,548
Convertible Notes
Biotechnology	0	(146)	139,945			139,799
Health Care Equipment & Supplies	65,585	65,066	44,288			174,939
Common Stocks and Warrants
Biotechnology	183,650	61,732	24			245,406
Health Care Equipment & Supplies	0	(30)	30			0
Total	$5,832,567	$315,099	$189,025	$—	$—	6,336,691

Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2017						$315,099

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at December 31, 2017	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$245,406	Income approach, Black-Scholes	Discount for lack of marketability	20% (20%)
	5,125,798	Probability - weighted expected return model	Discount rate Price to sales multiple	16.65% -79.93% (76.42%) 3.53%-9.05% (8.74%)
	965,487	Market approach, recent transaction	(a)	N/A
$6,336,691

(a) The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information to provide as these methods of measure are investment specific.

Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented less than 1% of the Fund’s Managed Assets at December 31, 2017.

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

(Unaudited)

(continued)

At December 31, 2017 the Fund had commitments of $1,096,731 relating to additional investments in three private companies.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund’s private companies and other restricted securities at December 31, 2017. The Fund on its own does not have the right to demand that such securities be registered.

	Acquisition		Carrying Value
Security (#)	Date	Cost	per Unit	Value
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16, 10/24/16	$1,651,088	$0.65	$1,650,000
Series B Cvt. Pfd	3/3/17	733,333	0.75	733,333
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	3,205,864	1.22	2,602,666
Cvt. Promissory Note	10/30/17	139,929	100.00	139,799
Warrants (expiration 10/31/27)	10/30/17	24	0.00	0
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	284,297	1.00	407,078
Junior Preferred	1/21/16	131,949	1.00	383,470
Cvt. Promissory Note	11/21/17	43,877	100.00	43,770
Cvt. Promissory Note	3/28/17	131,289	100.00	131,169
Warrants (expiration 3/31/27)	3/28/17	121	0.00	0
Warrants (expiration 11/20/27)	11/21/17	30	0.00	0
		$6,321,801		$6,091,285

(#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

Item 2.  Controls and Procedures.

(a.)                              The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b.)                              There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tekla Healthcare Opportunities Fund

By (Signature and Title)	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date	2/23/18

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Laura Woodward
Laura Woodward, Treasurer

Date	2/23/18